          SUPPLEMENT DATED FEBRUARY 12, 1996 TO CURRENT PROSPECTUS FOR
                              NASL VARIABLE ACCOUNT

Effective March 4, 1996, two new investment portfolios will be added to NASL Series Trust (the "Trust"), the underlying investment medium for the variable portion of your contract. The new portfolios are the Small/Mid Cap and the International Small Cap Trusts (the "Portfolios"). Fred Alger Management, Inc. ("Alger") will provide investment subadvisory services to the Small/Mid Cap Trust and Founders Asset Management, Inc. ("Founders") will provide investment subadvisory services to the International Small Cap Trust. Below is a brief description of each Portfolio's investment objective and certain policies relating to that objective and a schedule of fees applicable to the Portfolio.



                        INVESTMENT OBJECTIVE AND POLICIES

Small/Mid Cap Trust

         The investment objective of the Small/Mid Cap Trust is to seek long term capital appreciation. Alger will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities. As used herein small/mid cap equity securities are equity securities of companies that, at the time of purchase, have total market capitalization between $500 million and $5 billion.

International Small Cap Trust

         The investment objective of the International Small Cap Trust is to seek capital appreciation. Founders will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.


For more information on the Portfolios, Alger and Founders, see the NASL Series Trust prospectus dated February 12, 1996.



                              FEE TABLE AND EXAMPLE

The Contract Owner or owner (collectively, "Contract Owner") Transaction Expenses, Annual Contract Fee and Separate Account Annual Expenses are as set forth in the current Fee Table with respect to existing portfolios. The Trust Annual Expenses and Example are amended to include the Portfolios as follows:
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TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                    Management    Other       Total Trust
Trust Portfolio                     Expenses      Expenses    Annual Expenses
---------------                     --------      --------    ---------------
Small/Mid Cap Trust                 1.00%         .25%*       1.25%

International Small Cap Trust       1.10%         .30%*       1.40%

*Based on estimates of payments to be made during the current fiscal year.

EXAMPLE

A Contract Owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the Contract Owner surrendered the contract at the end of the applicable time period:



Trust Portfolio                      1 Year         3 Years
---------------                      ------         -------
Small/Mid Cap Trust                  $57            $119

International Small Cap Trust        $58            $123

A Contract Owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the Contract Owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:


Trust Portfolio                    1 Year           3 Years
---------------                    ------           -------
Small/Mid Cap Trust                $29              $90

International Small Cap Trust      $31              $94

         The example for each Portfolio does not include 5 and 10 year figures because each is a newly formed portfolio.

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